                                                                                         EXHIBIT 23.1

                                              CONSENTS

        We  hereby  consent  to the  references  made to us,  and to the  use of our  names,  in this  Registration
Statement including the prospectus filed as a part thereof.

                                                                                   /s/ Stephen E. Pickett
                                                                      -----------------------------------------------
                                                                                  (Stephen E. Pickett)

                                                                                   /s/ Barbara E. Mathews
                                                                      -----------------------------------------------
                                                                                  (Barbara E. Mathews)

                                                                                   /s/ Kenneth S. Stewart
                                                                      -----------------------------------------------
                                                                                  (Kenneth S. Stewart)

October 17, 2003